UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 21, 2009 (September 17, 2009)

MERCK & CO., INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	1-3305 (Commission file number)	22-1109110 (I.R.S. Employer Identification No.)
One Merck Drive, P.O. Box 100, Whitehouse Station, NJ (Address of principal executive offices)	08889 (Zip code)

Registrant’s telephone number, including area code:  (908) 423-1000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.   Termination of a Material Definitive Agreement.

Item 8.01.   Other Events.

On September 17, 2009, pursuant to that Share Purchase Agreement, dated as of July 29, 2009, as amended (the “Share Purchase Agreement”), by and among sanofi-aventis, a société anonyme organized under the laws of France (“sanofi-aventis”), Merck & Co., Inc., a New Jersey corporation (“Merck”), Merck SH Inc., a Delaware corporation, and Merck Sharp & Dohme (Holdings) Limited, an English limited company (together with Merck SH Inc., the “Merck Subsidiaries”), the Merck Subsidiaries sold to Aventis, Inc., a subsidiary of sanofi-aventis, and Aventis, Inc. purchased from the Merck Subsidiaries, Merck’s fifty percent equity interest in Merial Limited, an English private company and a Delaware limited liability company (“Merial”), for $4 billion in cash.  In connection with the sale, the Master Merial Venture Agreement, dated as of May 23, 1997, as amended from time to time, by and among Rhône-Poulenc S.A., Institut Mérieux S.A., Rhône-Mérieux S.A., Merck, Merck SH Inc. and Merial, was terminated pursuant to that certain Termination Agreement, dated as of September 17, 2009 (the “Termination Agreement”), by and among Merck, the Merck Subsidiaries, sanofi-aventis, sanofi 4, a société en nom collectif organized under the laws of France, and Merial. Copies of the Share Purchase Agreement and the Termination Agreement are attached hereto as Exhibit 2.1 and Exhibit 10.1, respectively, the terms of which are incorporated herein by reference.

On September 18, 2009, Merck and sanofi-aventis issued a joint press release announcing the completion of the transaction contemplated by the Share Purchase Agreement.  A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

2.1
Share Purchase Agreement, dated as of July 29, 2009, by and among Merck & Co., Inc., Merck SH Inc., Merck Sharp & Dohme (Holdings) Limited and sanofi-aventis (incorporated by reference to the Current Report on Form 8-K filed by Merck & Co., Inc. on July 31, 2009).

10.1	Termination Agreement, dated as of September 17, 2009, by and among Merck & Co., Inc., Merck SH Inc., Merck Sharp & Dohme (Holdings) Limited, sanofi-aventis, sanofi 4 and Merial Limited.

99.1	Joint Press Release, dated September 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 21, 2009

Merck & Co., Inc.

By:	/s/ Debra A. Bollwage
Name: Debra A. Bollwage
Title: Senior Assistant Secretary

INDEX TO EXHIBITS

Number	Description

2.1
Share Purchase Agreement, dated as of July 29, 2009, by and among Merck & Co., Inc., Merck SH Inc., Merck Sharp & Dohme (Holdings) Limited and sanofi-aventis (incorporated by reference to the Current Report on Form 8-K filed by Merck & Co., Inc. on July 31, 2009).

10.1	Termination Agreement, dated as of September 17, 2009, by and among Merck & Co., Inc., Merck SH Inc., Merck Sharp & Dohme (Holdings) Limited, sanofi-aventis, sanofi 4 and Merial Limited.

99.1	Joint Press Release, dated September 18, 2009.